UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 19, 2006
Date of Report (Date of earliest event reported)

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	1-8993 (Commission file number)	94-2708455 (I.R.S. Employer Identification No.)

Harborside Financial Center, Plaza 5,
Jersey City, New Jersey 07311-1114
(Address of principal executive offices)

(201) 631-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement and

White Mountains Insurance Group, Ltd.’s (“White Mountains”) Folksamerica Holding Company, Inc. subsidiary entered into an Indemnity Agreement and Letter of Understanding (the “Agreement”) on June 16, 2006 with Olympus Reinsurance Company, Ltd. (“Olympus”). The terms of the Agreement are described in White Mountains’ Current Report on Form 8-K filed on June 16, 2006.

The Agreement has been filed herewith as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d)          Exhibits. The following exhibit is furnished herewith:

EXHIBIT INDEX

99.1                           Indemnity Agreement and Letter of Understanding among Olympus Reinsurance Company, Ltd. and Folksamerica Holding Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.
DATED: June 19, 2006	By:	/s/ J. BRIAN PALMER
J. Brian Palmer
Chief Accounting Officer